UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On June 4, 2018, Alliance Advisors, LLC (“Alliance”), the proxy solicitor to American Realty Capital New York City REIT, Inc. (the “Company”) sent the following email to certain of the Company’s stockholders in connection with the Company’s 2018 annual meeting of stockholders.

YOUR VOTE IS NEEDED

URGENT REQUEST REGARDING OUR ANNUAL STOCKHOLDER MEETING

Dear NYCR Shareholder,

The American Realty Capital New York City REIT, Inc. (“NYCR”) Annual Meeting of Stockholders has been adjourned until June 15th to permit stockholders additional time to consider the proposals as described in the company’s proxy statement.

We appreciate your investment and want to acknowledge your meaningful participation in our previous proxy campaigns. Our records indicate that we have not yet received your vote in connection with this year’s annual meeting.

The Company’s board, including all of our independent directors, continues to believe the resulting charter will enhance NYCR’s ability to execute a liquidity event through an acquisition or public listing. A few points to consider:

WHAT CHANGES IF I VOTE FOR THE PROPOSALS?
The current NYCR charter was set up to follow North American Securities Administrators Association (NASAA) guidelines. Because we have terminated our initial public offering and do not intend to raise additional capital publicly as an unlisted company in the future, our charter no longer needs to include these guidelines. In fact, the Board’s proposed updates would align NYCR’s charter with the charters of publicly traded REITs which are incorporated in Maryland and follow the provisions of the Maryland General Corporation Law (MGCL). Making these adjustments now provides the company for greater flexibility in pursuing liquidity for our shareholders. In prior years, similar charter amendments have been approved by shareholders of many non-traded REITs as they approached a potential liquidity event.

WHY IS VOTING FOR THESE AMENDMENTS IMPORTANT?
The Board wants to consider as many liquidity options as possible for you, the NYCR shareholders, and the amendments remove provisions which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities. The ultimate goal is to provide a successful liquidity event for our shareholders.

HOW CAN I VOTE FOR THE CHARTER CHANGES?

Voting is quick, will only take a few minutes of your time, reduces expenses and will benefit all stockholders. We have made it very quick and easy for you to vote. Please choose one of the following voting methods to cast your vote today:

•	Speak with a Proxy Voting Specialist Live – Please call Alliance at 1-855-976-3323 to speak live with a proxy voting specialist who will take your vote over the phone. Proxy specialists are available Monday through Friday between 9:00 am and 10:00 pm Eastern.
OR
•	Use the Automated Line - If you have your control number available for reference and prefer to use an automated system available 24 hours each day, please dial 1-800-690-6903 and have the control number listed on the voting instructions form provided to you available for reference when using this touch-tone system.
•	Vote Online at www.proxyvote.com/NYCR - Enter the control number on the voting instruction form provided and follow the prompts.

I NEED MORE INFORMATION
Please see the proxy materials previously mailed to you, which are also available at www.newyorkcityreit.com or on the Securities and Exchange Commission website at www.sec.gov, for more information regarding the proposals and voting on them at the annual meeting. If you have any questions, would like to vote over the telephone, or need new proxy materials, call 855-976-3323 to speak with a proxy voting specialist.

If you would like to discuss the proposed charter amendments with NYCR’s Investor Relations department, please call 866-902-0063.

Make sure your voice is heard and vote your shares today.

THANK YOU IN ADVANCE FOR YOUR VOTE

On June 4, 2018, Alliance mailed the following letter to certain of the Company’s stockholders in connection with the Company’s 2018 annual meeting of stockholders.

YOUR VOTE IS NEEDED

URGENT REQUEST REGARDING OUR ANNUAL STOCKHOLDER MEETING

Dear NYCR Shareholder,

The American Realty Capital New York City REIT, Inc. (“NYCR”) Annual Meeting of Stockholders has been adjourned until June 15th to permit stockholders additional time to consider the proposals as described in the company’s proxy statement.

We appreciate your investment and want to acknowledge your meaningful participation in our previous proxy campaigns. Our records indicate that we have not yet received your vote in connection with this year’s annual meeting.

The Company’s board, including all of our independent directors, continues to believe the resulting charter will enhance NYCR’s ability to execute a liquidity event through an acquisition or public listing. A few points to consider:

WHAT CHANGES IF I VOTE FOR THE PROPOSALS?
The current NYCR charter was set up to follow North American Securities Administrators Association (NASAA) guidelines. Because we have terminated our initial public offering and do not intend to raise additional capital publicly as an unlisted company in the future, our charter no longer needs to include these guidelines. In fact, the Board’s proposed updates would align NYCR’s charter with the charters of publicly traded REITs which are incorporated in Maryland and follow the provisions of the Maryland General Corporation Law (MGCL). Making these adjustments now provides the company for greater flexibility in pursuing liquidity for our shareholders. In prior years, similar charter amendments have been approved by shareholders of many non-traded REITs as they approached a potential liquidity event.

WHY IS VOTING FOR THESE AMENDMENTS IMPORTANT?
The Board wants to consider as many liquidity options as possible for you, the NYCR shareholders, and the amendments remove provisions which could otherwise prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities. The ultimate goal is to provide a successful liquidity event for our shareholders.

HOW CAN I VOTE FOR THE CHARTER CHANGES?

Voting is quick, will only take a few minutes of your time, reduces expenses and will benefit all stockholders. We have made it very quick and easy for you to vote. Please choose one of the following voting methods to cast your vote today:

•	Speak with a Proxy Voting Specialist Live – Please call Alliance at 1-855-976-3323 to speak live with a proxy voting specialist who will take your vote over the phone. Proxy specialists are available Monday through Friday between 9:00 am and 10:00 pm Eastern.
OR
•	Use the Automated Line - If you have your control number available for reference and prefer to use an automated system available 24 hours each day, please dial 1-800-690-6903 and have the control number listed on the voting instructions form provided to you available for reference when using this touch-tone system.
•	Vote Online at www.proxyvote.com/NYCR - Enter the control number on the voting instruction form provided and follow the prompts.

I NEED MORE INFORMATION
Please see the proxy materials previously mailed to you, which are also available at www.newyorkcityreit.com or on the Securities and Exchange Commission website at www.sec.gov, for more information regarding the proposals and voting on them at the annual meeting. If you have any questions, would like to vote over the telephone, or need new proxy materials, call 855-976-3323 to speak with a proxy voting specialist.

If you would like to discuss the proposed charter amendments with NYCR’s Investor Relations department, please call 866-902-0063.

Make sure your voice is heard and vote your shares today.

THANK YOU IN ADVANCE FOR YOUR VOTE